UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 23, 2008
Date of Report (Date of earliest event reported)
HLTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361
(Address of principal executive offices, including zip code)
(201) 703-3400
(Registrant’s telephone number, including area code)
(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On April 23, 2008, WebMD Health Corp. (which we refer to in this Current Report as WHC) issued a press release that provided information regarding its preliminary results for the first quarter of 2008 under the heading “Preliminary Results for the Three Months Ended March 31, 2008.” HLTH owns approximately 83% of the outstanding common stock of WHC. A copy of the press release is incorporated by reference, as Exhibit 99.1 hereto, from Exhibit 99.1 to the Current Report on Form 8-K filed today by WHC. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     The information regarding WHC’s results for the first quarter of 2008 included in Exhibit 99.1 is preliminary. During WHC’s closing process and preparation of final consolidated financial statements and related notes, it may identify items that would require it to make adjustments to that information.
Item 7.01. Regulation FD Disclosure
     A copy of the Financial Guidance Summary that accompanied the press release referred to in Item 2.02 is incorporated by reference, as Exhibit 99.2 hereto, from Exhibit 99.2 to the Current Report on Form 8-K filed today by WHC. A copy of Annex A to the press release, entitled “Explanation of Non-GAAP Financial Measures,” is incorporated by reference, as Exhibit 99.3 hereto, from Exhibit 99.3 to the Current Report on Form 8-K filed today by WHC. Exhibits 99.2 and 99.3 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall they be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
          The following exhibits are furnished herewith:

Exhibit
Number	Description

99.1	Press Release, issued April 23, 2008, regarding WebMD Health Corp.’s preliminary first quarter results and updated 2008 financial guidance (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on April 23, 2008)

99.2	Financial Guidance Summary accompanying Exhibit 99.1 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on April 23, 2008)

99.3	Annex A to Exhibits 99.1 and 99.2 (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on April 23, 2008)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HLTH CORPORATION
Dated: April 23, 2008	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, issued April 23, 2008, regarding WebMD Health Corp.’s preliminary first quarter results and updated 2008 financial guidance (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on April 23, 2008)

99.2	Financial Guidance Summary accompanying Exhibit 99.1 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on April 23, 2008)

99.3	Annex A to Exhibits 99.1 and 99.2 (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on April 23, 2008)